Others, Net	12 Months Ended
Jun. 30, 2026
Others, Net [Abstract]
Others, net
19.	Others, net

	For the years ended June 30,
	2024	2025	2026
	RMB	RMB	RMB

Government grants	-	-	3,047
Fair value changes and investment gain of short-term investments	-	4,714	7,223
Share of net income/(loss) of investments accounted for using equity method	-	1,165	(3,529)
Net gains relating to transition services provided to the Divested Business	-	-	7,801
Others	-	(151)	2,106
Total	-	5,728	16,648